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                                                                    EXHIBIT 10.3

                   AMENDED AND RESTATED COST SHARING AGREEMENT

     This Amended Cost Sharing Agreement (the "Agreement") effective July 1, 2002, by and between Nationwide Mutual Insurance Company, Nationwide Mutual Fire Insurance Company, Nationwide Life Insurance Company, Nationwide Life and Annuity Insurance Company, Nationwide Insurance Company of America, Nationwide Insurance Company of Florida, Nationwide Affinity Insurance Company of America, Nationwide Assurance Company, AMCO Insurance Company, Depositors Insurance Company, Allied Property and Casualty Insurance Company, Farmland Mutual
Insurance  Company,  Scottsdale  Insurance  Company,  Scottsdale  Surplus  Lines
Insurance  Company,  Western  Heritage  Insurance  Company,  Nationwide  General
Insurance Company, Nationwide Property and Casualty Insurance Company, Nationwide Agribusiness Insurance Company, Colonial County Mutual Insurance Company, National Casualty Company, CalFarm Insurance Company, Nationwide Lloyds, Nationwide Financial Services, Inc., Nationwide Corporation, Nationwide Investment Services Corporation, Nationwide Realty Investors, Ltd., Nationwide Financial Services (Bermuda), Ltd., Gates McDonald & Company, Nationwide Health Plans, Inc., Nationwide Global Holdings, Inc., Gartmore Global Investments, Inc. (fka Villanova Capital, Inc.), Gartmore Morley Financial Services, Inc. (fka Morley Financial Services, Inc.), Nationwide Retirement Plan Services, Inc. (fka Irvin Schwartz & Associates, Inc.), Nationwide Retirement Solutions, Inc., The 401(k) Companies, Inc., Nationwide Securities, Inc. (fka Nationwide Advisory Services, Inc.), Nationwide Financial Institution Distributors Agency, Inc., Nationwide Advantage Mortgage Company (fka Nationwide Home Mortgage Company), Allied Group, Inc., Retention Alternatives, Ltd., Scottsdale Indemnity Company, Nationwide Indemnity Company, Nationwide Services Company, LLC, Nationwide Cash Management Company, Insurance Intermediaries, Inc., National Deferred Compensation, Inc., Nationwide Foundation, and any United States domiciled subsidiaries of each aforestated company (collectively, the "Parties").

     WHEREAS, the Parties desire to terminate and replace in its entirety the Cost Sharing Agreement, dated January 1, 2000, with this Agreement, effective July 1, 2002; and

     WHEREAS, the Parties desire to have each other perform certain operational services and certain administrative services, on behalf of one another; and

     WHEREAS, the providing of these certain operational services and certain administrative services shall of necessity involve a Party rendering such services to another Party (the "Providing Party"); and

     WHEREAS, the receiving of these certain operational services and certain administrative services shall of necessity involve a Party receiving such services from the Providing Party (the "Receiving Party"); and

     WHEREAS, the Parties desire to properly distribute and allocate expenses to each Receiving Party.

     Now theretofore, in consideration of the premises and of the mutual agreements and covenants herein contained, the Parties do hereby agree as follows:

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     1.     Services  Provided to the Receiving  Party by the  Providing  Party.
            --------------------------------------------------------------------

            a.      Operational   Services.   Unless  addressed  by  a  separate
                    -----------------------
                    agreement, the Providing Party's employees may perform some or all of the following operational services on behalf of the Receiving Party:

                    i.      Field  acquisition  services  (including,   but  not
                            limited    to    advertising,    solicitation    and
                            underwriting);

                    ii.     Policy processing and administration services;

                    iii. Claims adjustment, claims administration and other loss adjustment services (however, any compensation for claims adjustment services shall not be based on the amount of adjustments, that is not based upon reduction or denial results);

                    iv.     Data processing  services;  v. Accounting  services;
                            vi. Actuarial services;  vii.  Investment  services;
                            and

                    viii.   Other necessary operational services or functions.

            As to the services mentioned in Section 1(a)(i) above, (i) all advertising shall first be approved by the specific underwriting insurance company; (ii) all underwriting performed hereunder shall be in conformity with the underwriting guidelines provided by the underwriting insurance company; and (iii) the underwriting insurance company shall make the final determination as to whether to accept or reject the proposed request for insurance.

            b.      Administrative  Services.  Unless  addressed  by a  separate
                    -------------------------
                    agreement, the Providing Party's employees may perform some or all of the following administrative services on behalf of the Receiving Party:

                    i.      Payroll Administration;

                    ii.     Benefits administration;

                    iii. Investment management administration (however, in the performance of such services, and the investment services stated in Section 1(a)(vii) above, the deposit and maintenance of all individual insurance company's funds and assets shall be in accounts in the insurance company's own name);

                    iv.     Legal administration;

                    v.      Human Resource administration;

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                    vi.     Communications administration;

                    vii. Financial administration (including, but not limited to, treasury services, financial reporting, management reporting, financial planning, budgeting, tax planning, consulting and reporting); and

                    viii.   Other necessary administrative services.

     2.     Management of Employees.  The Providing  Party's  employees shall at
            ------------------------
            all times operate under the management control of the executive officers of Providing Party. The executive officers of the Providing Party shall maintain the right to hire additional employees and to otherwise commence any and all necessary and appropriate management action with respect to the Providing Party's employees performing services on behalf of the Receiving Party.

     3.     Costs Not Subject to  Allocation.  The Parties may determine that an
            ---------------------------------
            expense item or group of expenses segregated into Receiving Party disbursement codes are one hundred percent (100%) chargeable to that specific Receiving Party and are therefore not subject to allocation or cost sharing.

     4.     Allocation of Costs and Allocation  Methods.  Costs  associated with
            --------------------------------------------
            the services provided by the Providing Party shall be allocated to the Receiving Party based on standard allocation techniques and procedures acceptable under general cost accounting techniques and procedures that shall be in conformity with NAIC statutory accounting principles. Expenses shall be apportioned in accordance with Statement of Statutory Accounting Procedure No. 70, "Allocation of Expenses." The books, accounts and records shall be so maintained as to clearly and accurately disclose the nature and details of the transactions including such accounting information as is necessary to support the expenses apportioned to the respective parties. The following methods or some combination thereof, shall be used as appropriate to allocate expenses to the Receiving Party:

            a.      Special Cost Studies;

            b.      Individual Time Estimates;

            c.      Claims Counts;

            d.      Policies in Force;

            e.      Direct Written Premiums;

            f. Pro rata share of the Receiving Party's employees, or their salaries; and/or;

            g. Any other method agreed to by the Parties that are in conformity with NAIC statutory accounting principles.

     5.     Maintenance and Payment of Expenses.
            ------------------------------------

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            a.      The Parties shall  maintain  expenses for such operation and administrative  services  in  sufficient  detail  so  as  to
                    facilitate   proper   allocation  to  the  Receiving  Party,
                    including the cost allocation methodology.

            b. The Receiving Party shall remit payment for the operational and administrative expenses to the Providing Party. Estimated settlements shall be executed as appropriate to maintain equity of cash flow in accordance with treasury policy and cash management principles. In most instances the actual settlement will occur quarterly taking into account the estimated settlements. The payment of invoices is expected within a reasonable and timely manner (i.e. 90 days)  following  receipt of the  invoice  by the  Receiving
                    Party.

     6.     Chief Financial Officer.
            ------------------------

            a. The Chief Financial Officer of Nationwide Mutual Insurance Company (the "CFO") or the CFO's duly authorized representative (the "Representative") shall be responsible for allocation of expenses to the Receiving Parties. The CFO or the Representative may seek input from other areas, but shall make the ultimate decision regarding the allocation of expenses.

            b.      It   shall  be  the   responsibility   of  the  CFO  or  the
                    Representative to maintain fairness and equity of expense allocations and to ensure that such allocations are in conformity with customary insurance accounting practices consistently applied and in accordance with NAIC guidelines.

     7.     Disputes  Regarding  Allocation.  If a dispute  arises  between  the
            --------------------------------
            Parties regarding the allocation of expenses and cannot be resolved between the Parties and the CFO or the Representative, the executive officers of the Parties may, at their option, negotiate a settlement related thereto. The CFO or the Representative shall be responsible for the operational aspects of any such settlement.

     8.     Future Corporate Structure Changes.  Unless otherwise agreed to, the
            -----------------------------------
            Parties shall cause any corporation that in the future becomes a subsidiary or affiliate having the ultimate parent entity of Nationwide Mutual Insurance Company and/or Nationwide Mutual Fire Insurance Company, to become a party hereto as an additional "Party" hereto. Conversely, the parties shall cause any corporation that in the future ceases to be a subsidiary or affiliate not having the ultimate parent entity of Nationwide Mutual Insurance Company and/or Nationwide Mutual Fire Insurance Company, to no longer be a party hereto.

     9.     Term.  The term of this Agreement  shall commence on July 1, 2002
            -----
            and shall remain in effect until terminated pursuant to Section 11 of the Agreement.

     10.    Amendments.  This Agreement may be amended, modified, or
            -----------
            supplemented at any time by mutual consent of all Parties; provided, however, that any such amendment, modification or supplement must be in writing, executed by all Parties, and approved by the appropriate regulatory authorities. Notwithstanding the foregoing, and except as otherwise agreed to by the Parties, an amendment,

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            modification  or  supplement  to  this  Agreement  with  respect  to particular Parties affected by such amendment, modification or supplement is effective as it relates to such particular Parties;
            provided,  however,  that  any  such  amendment,   modification,  or
            supplement is in writing and executed by the Parties, and the Agreement shall remain in full force and effect with respect to the remaining Parties to the Agreement.

     11.    Entire Agreement.  This Agreement and any and all addenda, schedules
            -----------------
            or exhibits attached hereto constitutes the entire agreement between the Parties with respect to the subject matter hereof and supercedes all previous proposals, negotiations, representations, commitments, writings and all other communications between the Parties, both oral and written. In the event of any conflict between this Agreement and any other prior agreements or understandings, the terms of this Agreement shall control.

     12.    Non-Assignability.  The rights,  obligations,  duties, and authority
            ------------------
            under this Agreement are not assignable by the Parties.

     13.    Termination.
            ------------

            a. This Agreement may be terminated by the mutual agreement of all Parties.

            b. The participation of a Party in this Agreement may be terminated by any such Party upon ninety (90) days written notice by the terminating Party to the other Parties.

     14.    Governing Law.  This Agreement shall be governed by and construed
            --------------
            and enforced in accordance with the laws of the State of Ohio, excluding the choice of law rules thereof.

     15.    Records.  All records of a specific insurance company's business are
            --------
            owned by, and are the property of, the specific insurance company. As a general matter, each individual insurance company and all appropriate regulatory authorities shall have access to all records relating to the business within a reasonable time, such timeframe to depend upon the nature and complexity of the request and the physical location of such records at the time of the request.

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IN WITNESS  WHEREOF,  the Parties have caused this Agreement to be duly executed on the day and year first above set forth.

NATIONWIDE MUTUAL INSURANCE COMPANY

NATIONWIDE MUTUAL FIRE INSURANCE COMPANY

NATIONWIDE LIFE INSURANCE COMPANY

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

NATIONWIDE INSURANCE COMPANY OF AMERICA

NATIONWIDE INSURANCE COMPANY OF FLORIDA

NATIONWIDE ASSURANCE COMPANY

AMCO INSURANCE COMPANY

DEPOSITORS INSURANCE COMPANY

ALLIED PROPERTY AND CASUALTY INSURANCE COMPANY

FARMLAND MUTUAL INSURANCE COMPANY

SCOTTSDALE INSURANCE COMPANY

SCOTTSDALE SURPLUS LINES INSURANCE COMPANY

WESTERN HERITAGE INSURANCE COMPANY

NATIONWIDE GENERAL INSURANCE COMPANY

NATIONWIDE PROPERTY AND CASUALTY INSURANCE COMPANY

NATIONWIDE AGRIBUSINESS INSURANCE COMPANY

COLONIAL COUNTY MUTUAL INSURANCE COMPANY

NATIONAL CASUALTY COMPANY

CALFARM INSURANCE COMPANY

NATIONWIDE FINANCIAL SERVICES, INC.

NATIONWIDE CORPORATION

NATIONWIDE INVESTMENT SERVICES CORPORATION

NATIONWIDE REALTY INVESTORS, LTD

NATIONWIDE GLOBAL HOLDINGS, INC.

GARTMORE GLOBAL INVESTMENTS, INC.

NATIONWIDE RETIREMENT SOLUTIONS, INC.

NATIONWIDE SECURITIES, INC.

NATIONWIDE FINANCIAL INSTITUTION DISTRIBUTORS AGENCY, INC.

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NATIONWIDE ADVANTAGE MORTGAGE COMPANY

ALLIED GROUP, INC.

SCOTTSDALE INDEMNITY COMPANY

NATIONWIDE INDEMNITY COMPANY

NATIONWIDE SERVICES COMPANY, LLC

NATIONWIDE CASH MANAGEMENT COMPANY

NATIONAL DEFERRED COMPENSATION, INC.

NATIONWIDE FOUNDATION

RETENTION ALTERNATIVES, LTD.



By: -------------------------------------
Name: Robert A. Oakley

Title: Executive Vice President-Chief Financial Officer

NATIONWIDE AFFINITY INSURANCE COMPANY OF AMERICA

By: -------------------------------------
Name:  David K. Hollingsworth
Title:  President and Chief Operating Officer

NATIONWIDE LLOYDS

By:  Lone Star General Agency, Inc., its Attorney-in-Fact
        By:  -------------------------------------
        Print Name: -------------------------------------
        Its -------------------------------------

NATIONWIDE RETIREMENT PLAN SERVICES, INC.

By: -------------------------------------
Name: Michael C. Butler
Title: Chairman of the Board and Vice President

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NATIONWIDE FINANCIAL SERVICES (BERMUDA), INC.

By: -------------------------------------
Name: Mark R. Thresher

Title:  Senior Vice President-Finance and Treasurer

GATES MCDONALD & COMPANY

By: -------------------------------------
Name: Danny M. Fullerton
Title:  President and Chief Operating Officer

NATIONWIDE HEALTH PLANS, INC.

By: -------------------------------------
Name: Joseph San Filippo
Title:  President and Chief Operating Officer

GARTMORE MORLEY FINANCIAL SERVICES, INC.

By: -------------------------------------
Name: Paul J. Hondros
Title:  President and Chief Executive Officer

THE 401(k) COMPANIES, INC.

By: -------------------------------------
Name: Gerald T. Bramlett, Jr.
Title:  President, Chief Executive Officer and Chief Financial Officer

INSURANCE INTERMEDIARIES, INC.

By: -------------------------------------
Name: David S. Schmidt
Title:  President